UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

HOME PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13136	16-1455126
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

850 Clinton Square
Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 546-4900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement

As previously announced, on June 22, 2015, Home Properties, Inc. (the “Company”), Home Properties, L.P. (the “Operating Partnership”), LSREF4 Lighthouse Acquisitions, LLC (“Parent”), LSREF4 Lighthouse Corporate Acquisitions, LLC (“MergerSub”), LSREF4 Lighthouse Operating Acquisitions, LLC (“Partnership MergerSub”) and UDR, Inc. (“UDR”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for, among other things, the merger of the Company with and into MergerSub and the merger of Partnership MergerSub with and into the Operating Partnership.  Also on June 22, 2015, the Operating Partnership, UDR, United Dominion Realty, L.P. (“UDR Partnership”) and Parent entered into a definitive Contribution Agreement (the “Contribution Agreement”) providing for the contribution by the Operating Partnership of up to six properties to a newly formed downREIT partnership with UDR, Inc. in exchange for units in the downREIT partnership and other consideration, which the Operating Partnership will use to redeem the units held by its electing limited partners.

On August 27, 2015, the parties to the Merger Agreement and the Contribution Agreement entered into an Amendment Agreement (the “Amendment”) to effect certain amendments related to the timing of closing under those agreements.  The Amendment provides that closing of the contribution transactions under the Contribution Agreement will occur on October 29, 2015 and the closing of the mergers under the Merger Agreement will occur on October 30, 2015 unless, in each case, Parent, MergerSub and Partnership MergerSub elect to close the transactions at an earlier time (but not prior to the required approval of the Company’s stockholders) by providing notice to the Company, the Operating Partnership, UDR Partnership and UDR.  Any earlier closing would occur over two successive business days, with the contribution transactions under the Contribution Agreement occurring on the first day and the mergers under the Merger Agreement occurring on the second day.  Notwithstanding the foregoing, the parties agreed to use reasonable best efforts to cause the contribution transactions and mergers to close on or prior to October 12, 2015 and October 13, 2015, respectively.

The Amendment also provides that, notwithstanding the Merger Agreement’s prohibition on the payment of dividends, the Company and the Operating Partnership may declare and pay a cash dividend to their respective equity holders equal to $0.00844 per day for each day from and including October 1, 2015 and ending on the day before the closing date of the mergers under the Merger Agreement.  To the extent any such dividends are not paid before the closing date, then Parent, MergerSub and Partnership Merger Sub will cause the payment to be made as soon as practicable.

Pursuant to the Amendment, the parties to the Merger Agreement and the Contribution Agreement each acknowledged that, to its knowledge as of the date of the Amendment, no other party (i) has breached its representations or warranties under the Merger Agreement or Contribution Agreement (and no such representations have failed to be true and correct), or (ii) has breached or failed to comply in any material respect with any of its obligations, covenants or agreements required to be performed or complied with under the Merger Agreement or Contribution Agreement, in each case to the extent such breach or failure to comply (without giving effect to any cure rights) would cause, individually or in the aggregate, any of the conditions to closing in the Merger Agreement or the Contribution Agreement not to be satisfied.  Each of the parties also acknowledged to the others that, to its knowledge as of the date of the Amendment, there has been no material adverse effect that it would otherwise be entitled to assert.  Each of the parties further agreed that no such breach, failure or material adverse effect that it is aware of on the date of the Amendment will constitute the failure of a condition under the Merger Agreement or Contribution Agreement, as the case may be, and waived their rights to claim any such failure.  Parent, MergerSub and Partnership Merger Sub also agreed that, other than with respect to fundamental representations, they have no right to assert that any event, change, circumstance, occurrence, effect or state of facts occurring on or after September 30, 2015 constitutes the failure of the closing conditions relating to covenants, representations and warranties and material adverse effect.

A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 8.01.                Other Events.

On August 27, 2015, the Company issued a press release announcing that on October 1, 2015 it will hold a special meeting of stockholders in connection with the previously announced merger pursuant to the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain required stockholder approval required to consummate the proposed merger; the satisfaction or waiver of other conditions in the Merger Agreement;  the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the risk that the merger, the operating partnership merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy; changes in economic cycles; and competition within the multifamily residential real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this communication will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on February 24, 2015. Any forward-looking statement speaks only as of the date of this communication and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement, the Company has filed with the SEC a proxy statement, which proxy statement will be mailed or otherwise disseminated to the Company’s stockholders. The Company also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.homeproperties.com, or by directing a written request to Home Properties, Inc. at 850 Clinton Square, Rochester, New York 14604, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on March 27, 2015 in connection with its 2015 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Exhibit Description
2.1	Amendment Agreement, dated August 27, 2015

99.1	Press release of Home Properties, Inc., dated August 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME PROPERTIES, INC.

August 27, 2015	/s/ Edward J. Pettinella
Edward J. Pettinella
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Amendment Agreement, dated August 27, 2015

99.1	Press release of Home Properties, Inc., dated August 27, 2015